Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Stock beneficially owned by each of them of BankUnited, Inc., a Delaware Corporation. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 14th day of February, 2012.

TCG Holdings, L.L.C.

by: /s/ Ann Siebecker, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

TC GROUP, L.L.C. by: TCG Holdings, L.L.C., its Managing Member

by: /s/ Ann Siebecker, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

TC GROUP V MANAGING GP, L.L.C. by: TC Group, L.L.C., its Managing Member by: TCG Holdings, L.L.C., its Managing Member

by: /s/ Ann Siebecker, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

TC GROUP V, L.P. by: TC Group V Managing GP, L.L.C., its General Partner by: TC Group, L.L.C., its Managing Member by: TCG Holdings, L.L.C., its Managing Member

by: /s/ Ann Siebecker, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CARLYLE PARTNERS V, L.P.
by: TC Group V, L.P., its General Partner by: TC Group V Managing GP, L.L.C., its General Partner by: TC Group, L.L.C., its Managing Member by: TCG Holdings, L.L.C., its Managing Member

by: /s/ Ann Siebecker, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CP V COINVESTMENT A, L.P.

by: TC Group V, L.P., its General Partner

by: TC Group V Managing GP, L.L.C., its General Partner

by: TC Group, L.L.C., its Managing Member

by: TCG Holdings, L.L.C., its Managing Member

by: /s/ Ann Siebecker, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CP V COINVESTMENT B, L.P.

by: TC Group V, L.P., its General Partner

by: TC Group V Managing GP, L.L.C., its General Partner

by: TC Group, L.L.C., its Managing Member

by: TCG Holdings, L.L.C., its Managing Member

by: /s/ Ann Siebecker, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director

CARLYLE PARTNERS V-A, L.P.

by: TC Group V, L.P., its General Partner

by: TC Group V Managing GP, L.L.C., its General Partner

by: TC Group, L.L.C., its Managing Member

by: TCG Holdings, L.L.C., its Managing Member

by: /s/ Ann Siebecker, attorney-in-fact
Name: David M. Rubenstein
Title: Managing Director